Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,397,697,500.00
Previously Paid Amount	0.00
Total Fee Amount	213,987.48
Total Offset Amount	0.00
Net Fee	$ 213,987.48
Final Prospectus	false